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                                                                    Exhibit 10.2

                                PLEDGE AGREEMENT


                  THIS PLEDGE AGREEMENT (this "Agreement") is made and entered into as of October 1, 1996 by Jonathan Miller, Matthew Miller, the Jonathan Miller Family Limited Partnership, the Matthew Miller Family Limited Partnership and the Matthew Miller 1984 Children's Trust (individually, a "Pledgor"; collectively, the "Pledgors") in favor of Marine Midland Bank, a New York, banking corporation ("Marine Midland"), having an office at 140 Broadway, New York, New York 10005, as collateral agent (the "Collateral Agent") for the holders (the "Holders") of Shop Vac Corporation's 10 5/8% Senior Secured Notes due 2003 (together with any notes issued in replacement thereof or in exchange or substitution therefor, the "Notes"). Capitalized terms used and not defined herein shall have the meanings given to such terms in the Indenture referred to below.


                              W I T N E S S E T H:

                  WHEREAS, the Pledgors are the legal and beneficial owners of all of the issued and outstanding shares of capital stock set forth on Schedule I hereto (the "Pledged Shares") of Shop Vac Corporation, a New Jersey corporation (the "Issuer");

                  WHEREAS, the Issuer and Marine Midland, as trustee, have entered into that certain indenture dated as of October 1, 1996 (as amended, amended and restated, supplemented or otherwise modified from time to time, the "Indenture"), pursuant to which the Issuer issued $100 million in aggregate principal amount of Notes;

                  WHEREAS, the Pledgors own 100% of the capital stock of Issuer, and it is to the advantage of each Pledgor that the Holders purchase the Notes from the Issuer;

                  WHEREAS, the terms of the Indenture require that the Pledgors
(i) pledge to the Collateral Agent for the ratable benefit of the Holders, and grant to the Collateral Agent for the ratable benefit of the Holders a security interest in, the Pledged Collateral (as defined herein) and (ii) execute and deliver this Agreement in order to secure the payment and performance by the Issuer of all of the Obligations of the Issuer under the Indenture and the Notes (the "Obligations"); and

                  WHEREAS, notwithstanding anything herein to the contrary, this Agreement provides solely for the pledge of certain Pledged Collateral by the Pledgors as security for the Obligations, and under no circumstances shall the Pledgors have any liabilities, with respect to the Indenture, the Notes or this Agreement or any related agreements or transactions, monetary or otherwise, other than to the extent of the Pledged Collateral.

                                    AGREEMENT

                  NOW, THEREFORE, in consideration of the premises, and in order to induce the Holders of Notes to purchase the Notes, the Pledgors hereby agree with the Collateral Agent for its benefit and the ratable benefit of the Holders as follows:
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                  SECTION 1. Pledge. Each Pledgor hereby pledges to the
Collateral Agent for its benefit and for the ratable benefit of the Holders, and grants to the Collateral Agent for the ratable benefit of the Holders, a continuing first priority security interest in all of its right, title and interest in the following collateral (the "Pledged Collateral"):

                  (a) the Pledged Shares and the certificates representing the Pledged Shares, and all products and proceeds of any of the Pledged Shares, including, without limitation, all dividends, cash, options, warrants, rights, instruments, subscriptions and other property or proceeds from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of the Pledged Shares or any of the foregoing; and

                  (b) all additional equity interests in the Issuer from time to time acquired by the Pledgors in any manner, and the certificates or other instruments representing such additional equity interests (any such additional equity interests and other items shall constitute part of the Pledged Shares under and as defined in this Agreement), and all products and proceeds of any of the foregoing, including, without limitation, all dividends, cash, options, warrants, rights, instruments, subscriptions, and other property or proceeds from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of the foregoing.

                  Notwithstanding anything to the contrary in this Agreement, the liability of the Pledgors (including without limitation any liability for any costs or expenses arising hereunder) shall be limited to their respective interests in the Pledged Collateral encumbered by this Pledge Agreement. This Agreement does not confer upon the Collateral Agent any right to proceed against the other assets of the Pledgors or against the Pledgors personally in order to collect the Obligations secured by the Pledged Collateral pledged hereby, but only to pursue the remedies provided hereby with respect to the Pledged Collateral.

                  SECTION 2. Security for Obligations. This Agreement secures the prompt and complete payment and performance when due (whether at stated maturity, by acceleration or otherwise) of all Obligations of the Issuer under the Indenture and the Notes (including, without limitation, interest and any other Obligations accruing after the date of any filing by the Issuer of any petition in bankruptcy or the commencement of any bankruptcy, insolvency or similar proceeding with respect to the Issuer).

                  SECTION 3. Delivery of Pledged Collateral. Each Pledgor hereby agrees that all certificates or instruments representing or evidencing the Pledged Collateral shall be immediately delivered to and held at all times by the Collateral Agent pursuant hereto in the State of New York and shall be in suitable form for transfer by delivery, or issued in the name of such Pledgor and accompanied by instruments of transfer or assignment duly executed in blank and undated, and in either case having attached thereto all requisite federal or state stock transfer tax stamps, all in form and substance satisfactory to the Collateral Agent.

                  SECTION 4. Representations and Warranties. Each Pledgor represents and warrants that:


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                  (a) Such Pledgor has the legal right to execute and deliver and to grant the security interest in the Pledged Collateral pursuant to this Agreement, and the execution, delivery and performance of this Agreement do not contravene, or constitute a default under, any provision of applicable law or regulation of such Pledgor or of any agreement, judgment, injunction, order, decree or other instrument binding upon such Pledgor, or result in the creation or imposition of any Lien on any assets of such Pledgor, other than the Lien contemplated hereby.

                  (b) The Pledged Shares have been duly authorized and validly issued and are fully paid and non-assessable.

                  (c) The Pledged Shares constitute all of the issued and outstanding capital stock of the Issuer and constitute all of the shares of capital stock of the Issuer beneficially owned by such Pledgor.

                  (d) Such Pledgor is the legal, record and beneficial owner of the Pledged Collateral, free and clear of any Lien or claims of any Person except for the security interest created by this Agreement.

                  (e) The Pledgor has full power and authority to enter into this Agreement and has the right to vote, pledge and grant a security interest in the Pledged Collateral as provided by this Agreement.

                  (f) This Agreement has been duly executed and delivered by such Pledgor and constitutes a legal, valid and binding obligation of such Pledgor, enforceable against such Pledgor in accordance with its terms.

                  (g) Upon the delivery to the Collateral Agent of the Pledged Collateral, the pledge of the Pledged Collateral pursuant to this Agreement creates a valid and perfected first priority security interest in the Pledged Collateral, securing the payment of the Obligations for the benefit of the Collateral Agent and the Holders, and enforceable as such against all creditors of such Pledgor and any Persons purporting to purchase any of the Pledged Collateral from such Pledgor.

                  (h) Other than the consent dated as of September __, 1996 executed by all parties to the Shareholders' Agreement dated July 21, 1987 and amended August 1, 1991, among Jonathan Miller, Matthew Miller, The Jonathan Miller Family Partnership, The Matthew Miller Family Partnership and the Matthew Miller 1984 Children's Trust, no consent of any other Person and no consent, authorization, approval, or other action by, and no notice to or filing with, any governmental authority or regulatory body is required either (i) for the pledge by such Pledgor of the Pledged Collateral pursuant to this Agreement or for the execution, delivery or performance of this Agreement by such Pledgor or
         (ii) for the exercise by the Collateral Agent of the voting or other rights provided for in this Agreement or the remedies in respect of the Pledged Collateral pursuant to this Agreement (except as may be required in connection with such disposition by laws affecting the offering and sale of securities).


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                  (i) No litigation, investigation or proceeding of or before any arbitrator or governmental authority is pending or, to the best knowledge of such Pledgor, threatened by or against such Pledgor or against any of such Pledgor's properties or revenues with respect to this Agreement or any of the transactions contemplated hereby.

                  (j) The pledge of the Pledged Collateral pursuant to this Agreement is not prohibited by any applicable law or governmental regulation, release, interpretation or opinion of the Board of Governors of the Federal Reserve System or other regulatory agency (including, without limitation, Regulations G, T, U and X of the Board of Governors of the Federal Reserve System).

                  (k) All information set forth herein relating to the Pledged Collateral is accurate and complete in all respects.

                  SECTION 5. Further Assurance. Each Pledgor will at all times cause the security interests granted pursuant to this Agreement to constitute valid perfected first priority security interests in the Pledged Collateral, enforceable as such against all creditors of such Pledgor and (except as otherwise specifically provided herein) any Persons purporting to purchase any Pledged Collateral from such Pledgor. Each Pledgor will, promptly upon request by the Collateral Agent, execute and deliver or cause to be executed and delivered, or use its best efforts to procure, all stock powers, proxies, tax stamps, assignments, instruments and other documents, all in form and substance satisfactory to the Collateral Agent, deliver any instruments to the Collateral Agent and take any other actions that are necessary or, in the reasonable opinion of the Collateral Agent, desirable to perfect, continue the perfection of, or protect the first priority of the Collateral Agent's security interest in, the Pledged Collateral, to protect the Pledged Collateral against the rights, claims, or interests of third persons, to enable the Collateral Agent to exercise or enforce its rights and remedies hereunder, or otherwise to effect the purposes of this Agreement, including the filing of any financing or continuation statements. Each Pledgor also hereby authorizes the Collateral Agent to file any financing or continuation statements with respect to the Pledged Collateral without the signature of such Pledgor to the extent permitted by applicable law. The Pledgors will cause the Issuer to pay all costs incurred in connection with any of the foregoing.

                  SECTION 6.  Voting Rights; Dividends; Etc.

                  (a) So long as no Event of Default shall have occurred and be continuing with respect to which a Default Notice has been delivered to the Collateral Agent in accordance with Section 12(e) hereof, the Pledgors shall be entitled to exercise any and all voting and other consensual rights pertaining to the Pledged Shares or any part thereof for any purpose not inconsistent with the terms of this Agreement or the Indenture; provided, however, that the Pledgors shall not exercise or shall refrain from exercising any such right if such action would have a material adverse effect on the value of the Pledged Collateral or any part thereof or be inconsistent with or violate any provisions of this Agreement or the Indenture.



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                  (b) So long as no Event of Default shall have occurred and be continuing with respect to which a Default Notice has been delivered to the Collateral Agent in accordance with Section 12(e) hereof, and subject to the other terms and conditions of the Indenture, each Pledgor shall be entitled to receive, and to utilize (subject to the provisions of the Indenture) free and clear of the Lien of this Agreement, all regular and ordinary cash dividends paid from time to time in respect of the Pledged Collateral.

                  (c) Any and all (i) dividends and other distributions (other than cash dividends permitted under Section 6(b) hereof) received, receivable or otherwise distributed in respect of, or in exchange for, any Pledged Collateral, (ii) dividends and other distributions paid or payable in cash in respect of any Pledged Collateral in connection with a partial or total liquidation or dissolution or in connection with a reduction of capital, capital surplus or paid-in-surplus, and (iii) cash paid, payable or otherwise distributed in redemption of, or in exchange for, any Pledged Collateral, shall in each case be forthwith delivered to the Collateral Agent to hold as Pledged Collateral and shall, if received by any Pledgor, be received in trust for the benefit of the Collateral Agent and the Holders, be segregated from the other property and funds of such Pledgor and be forthwith delivered to the Collateral Agent as Pledged Collateral in the same form as so received (with any necessary endorsements).

                  (d) The Collateral Agent shall execute and deliver (or cause to be executed and delivered) to the Pledgors all such proxies and other instruments as the Pledgors may reasonably request for the purpose of enabling the Pledgors to exercise the voting and other rights that it is entitled to exercise pursuant to Sections 6(a) and 6(b) above.

                  (e) Upon the occurrence and during the continuance of an Event of Default with respect to which a Default Notice has been delivered to the Collateral Agent in accordance with Section 12(e) hereof, (i) all rights of the Pledgors to exercise the voting and other consensual rights that it would otherwise be entitled to exercise pursuant to
         Section 6(a) shall cease, and all such rights shall thereupon become vested in the Collateral Agent, which, to the extent permitted by law, shall thereupon have the sole right to exercise such voting and other consensual rights, and (ii) all dividends and other distributions payable in respect of the Pledged Collateral shall be paid to the Collateral Agent and each Pledgor's right to receive such cash payments pursuant to Section 6(b) hereof shall immediately cease.

                  (f) Upon the occurrence and during the continuance of an Event of Default with respect to which a Default Notice has been delivered to the Collateral Agent in accordance with Section 12(e) hereof, each Pledgor shall execute and deliver (or cause to be executed and delivered) to the Collateral Agent all such proxies and other instruments as the Collateral Agent may reasonably request for the purpose of enabling the Collateral Agent to exercise the voting and other rights that it is entitled to exercise pursuant to Section 6(e) above.

                  (g) All payments of dividends and other distributions that are received by any Pledgor contrary to the provisions of this Section 6 shall be received in trust for the


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         benefit of the Collateral Agent and the Holders, shall be segregated from the other property or funds of such Pledgor and shall be forthwith delivered to the Collateral Agent as Pledged Collateral in the same form as so received (with any necessary endorsements).

                  SECTION 7. Covenants. Each Pledgor hereby covenants and agrees with the Collateral Agent and the Holders, that from and after the date of this Agreement and until the Obligations have been paid in full, as follows:

                  (a) Each Pledgor agrees that such Pledgor will not (i) sell, assign, transfer, convey or otherwise dispose of, or grant any option or warrant with respect to, any interest in any of the Pledged Collateral without the prior written consent of the Collateral Agent at the direction of the Trustee, (ii) create or permit to exist any Lien upon or with respect to any of the Pledged Collateral, except for the security interest granted under this Agreement, and at all times will be the sole beneficial owner of the Pledged Collateral, (iii) enter into any agreement or understanding that purports to or that may restrict or inhibit the Collateral Agent's rights or remedies hereunder, including, without limitation, the Collateral Agent's right to sell or otherwise dispose of the Pledged Collateral, or (iv) take any action, or permit the taking of any action by the Issuer, with respect to the Pledged Collateral, the taking of which would result in a violation of the Indenture or this Agreement.

                  (b) Each Pledgor agrees that immediately upon becoming the beneficial owner of other equity interests of the Issuer (including as a result of any permitted merger or consolidation of the Issuer with or into another entity) it will pledge and deliver to the Collateral Agent for its benefit and the ratable benefit of the Holders and grant to the Collateral Agent for its benefit and the ratable benefit of the Holders a continuing first priority security interest in such other equity interests (as well as instruments of transfer or assignment duly executed in blank and undated and any necessary stock transfer tax stamps, all in form and substance satisfactory to the Collateral Agent). Each Pledgor further agrees to deliver to the Collateral Agent a certificate executed by such Pledgor describing such additional equity interests and certifying that the same have been duly pledged and delivered to the Collateral Agent hereunder.

                  SECTION 8. Power of Attorney. In addition to all of the powers granted to the Collateral Agent pursuant to Section 10.06 of the Indenture, each Pledgor hereby appoints and constitutes the Collateral Agent as such Pledgor's attorney-in-fact to exercise all of the following powers upon and at any time after the occurrence of an Event of Default with respect to which a Default Notice has been delivered to the Collateral Agent in accordance with Section 12(e) hereof: (i) collection of proceeds of any Pledged Collateral; (ii) conveyance of any item of Pledged Collateral to any purchaser thereof; (iii) giving of any notices or recording of any Liens under Section 5 hereof; (iv) making of any payments or taking any acts under Section 9 hereof and (v) paying or discharging taxes or Liens levied or placed upon or threatened against the Pledged Collateral, the legality or validity thereof and the amounts necessary to discharge the same to be determined by the Collateral Agent in its sole discretion. The Collateral Agent's authority hereunder shall include, without limitation, the authority to execute and give receipt for any certificate of ownership or any document, transfer title to any item of Pledged Collateral, sign any Pledgor's name on all financing


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statements or any other documents deemed necessary or appropriate to preserve, protect or perfect the security interest in the Pledged Collateral and to file the same, prepare, file and sign any Pledgor's name on any notice of Lien, and prepare, file and sign any Pledgor's name on a proof of claim in bankruptcy or similar document against any customer of the Pledgors, and to take any other actions arising from or incident to the powers granted to the Collateral Agent in this Agreement. This power of attorney is coupled with an interest and is irrevocable by the Pledgors.

                  SECTION 9. Collateral Agent May Perform. If any Pledgor fails to perform any agreement contained herein, the Collateral Agent may itself perform, or cause performance of, such agreement, and the reasonable expenses of the Collateral Agent incurred in connection therewith shall be payable by the Issuer pursuant to Section 14 hereof.

                  SECTION 10. No Assumption of Duties; Reasonable Care. The rights and powers granted to the Collateral Agent hereunder are being granted in order to preserve and protect the security interest of the Collateral Agent and the Holders in and to the Pledged Collateral granted hereby and shall not be interpreted to, and shall not, impose any duties on the Collateral Agent in connection therewith. The Collateral Agent shall be deemed to have exercised reasonable care in the custody and preservation of the Pledged Collateral in its possession if the Pledged Collateral is accorded treatment substantially equal to that which the Collateral Agent accords its own property, it being understood that the Collateral Agent shall not have any responsibility for (i) ascertaining or taking action with respect to calls, conversions, exchanges, maturities, tenders or other matters relative to any Pledged Collateral, whether or not the Collateral Agent has or is deemed to have knowledge of such matters, or (ii) taking any necessary steps to preserve rights against any parties with respect to any Pledged Collateral.

                  SECTION 11. Subsequent Changes Affecting Collateral. Each Pledgor represents to the Collateral Agent and each Holder that such Pledgor has made its own arrangements for keeping informed of changes or potential changes affecting the Pledged Collateral (including, but not limited to, rights to convert, rights to subscribe, payment of dividends, payments of interest and/or principal, reorganization or other exchanges, tender offers and voting rights), and such Pledgor agrees that the Collateral Agent and the Holders shall have no responsibility or liability for informing such Pledgor of any such changes or potential changes or for taking any action or omitting to take any action with respect thereto. Each Pledgor covenants that it will not, without the prior written consent of the Collateral Agent as directed in writing by the Trustee, vote to enable, or take any other action to permit, the Issuer to issue any capital stock or other securities or to sell or otherwise dispose of, or grant any option with respect to, any of the Pledged Collateral or create or permit to exist any Lien upon or with respect to any of the Pledged Collateral, except for the security interests granted under this Agreement. Each Pledgor will defend the right, title and interest of the Collateral Agent and the Holders in and to the Pledged Collateral against the claims and demands of all Persons.

                  SECTION 12.  Remedies Upon Default.



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                           (a) If any Event of Default under the Indenture shall
         have occurred and be continuing with respect to which a Default Notice has been delivered to the Collateral Agent in accordance with Section 12(e) hereof, the Collateral Agent shall have, in addition to all other rights given by law or by this Agreement, all of the rights and remedies with respect to the Pledged Collateral of a secured party under the Uniform Commercial Code (the "UCC") as in effect in the State of New York at that time. The Collateral Agent may, subject to the provision of Section 12(e) below, without notice and at its option, transfer or register, and each Pledgor shall register or cause to be registered upon request therefor by the Collateral Agent, the Pledged Collateral or any part thereof on the books of the Issuer into the name of the Collateral Agent or the Collateral Agent's nominee(s), with or without any indication that such Pledged Collateral is subject to the security interest hereunder. In addition, with respect to any Pledged Collateral that shall then be in or shall thereafter come into the possession or custody of the Collateral Agent, the Collateral Agent may, subject to the provisions of Section 12(e) below, sell or cause the same to be sold at any broker's board or at public or private sale, in one or more sales or lots, at such price or prices as the Collateral Agent may deem best, for cash or on credit or for future delivery, without assumption of any credit risk. The purchaser of any or all Pledged Collateral so sold shall thereafter hold the same absolutely, free from any claim, encumbrance or right of any kind whatsoever.
         Unless any of the Pledged Collateral threatens to decline speedily in value or is or becomes of a type sold on a recognized market, the Collateral Agent will give each Pledgor reasonable notice of the time and place of any public sale thereof, or of the time after which any private sale or other intended disposition is to be made. Any sale of the Pledged Collateral conducted in conformity with reasonable commercial practices of banks, insurance companies, commercial finance companies, or other financial institutions disposing of property similar to the Pledged Collateral shall be deemed to be commercially reasonable. Any requirements of reasonable notice shall be met if such notice is mailed to the Pledgors as provided below in Section 18.1, at least ten days before the time of the sale or disposition. Any other requirement of notice, demand or advertisement for sale is, to the extent permitted by law, waived. The Collateral Agent or any Holder of Notes may, in its own name or in the name of a designee or nominee, buy any of the Pledged Collateral at any public sale and, if permitted by applicable law, at any private sale. All expenses (including court costs and reasonable attorneys' fees and disbursements) of, or incident to, the enforcement of any of the provisions hereof shall be recoverable from the proceeds of the sale or other disposition of the Pledged Collateral.

                           (b) If, subject to the provisions of Section 12(e) below, the Collateral Agent shall determine to exercise its right to sell any or all of the Pledged Shares pursuant to Section 12(a) above, and if in the opinion of counsel for the Collateral Agent it is necessary, or if in the opinion of the Collateral Agent it is advisable, to have the Pledged Shares or that portion thereof to be sold, registered under the provisions of the Securities Act of 1933, as amended (the "Securities Act"), the Pledgors will cause the Issuer to
         (i) execute and deliver, and cause its directors and officers to execute and deliver, all at the Issuers' expense, all such instruments and documents, and to do or cause to be done all such other acts and things as may be


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         necessary or, in the opinion of the Collateral Agent, advisable to register such Pledged Shares under the provisions of the Securities Act, (ii) cause the registration statement relating thereto to become effective and to remain effective for a period of 180 days from the date of the first public offering of such Pledged Shares, or that portion thereof to be sold and (iii) make all amendments thereto and/or to the related prospectus that, in the opinion of the Collateral Agent, are necessary or advisable, all in conformity with the requirements of the Securities Act and the rules and regulations of the Securities and Exchange Commission applicable thereto. Each Pledgor agrees to cause the Issuer to comply with the provisions of the securities or "Blue Sky" laws of any jurisdiction that the Collateral Agent shall designate for the sale of the Pledged Shares and to make available to the Issuers' security holders, as soon as practicable, an earnings statement (which need not be audited) that will satisfy the provisions of Section 11(a) of the Securities Act. Each Pledgor will cause the Issuer to furnish to the Collateral Agent such number of copies as the Collateral Agent may reasonably request of each preliminary and final prospectus, to notify the Collateral Agent promptly of the happening of any event as a result of which any then effective prospectus includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of then existing circumstances, and to cause the Collateral Agent to be furnished with such number of copies as the Collateral Agent may request of such supplement to or amendment of such prospectus. Each Pledgor will cause the Issuer, to the maximum extent permitted by law, to indemnify, defend and hold harmless the Collateral Agent and the Holders from and against all losses, liabilities, expenses or claims (including reasonable legal expenses and the reasonable costs of investigation) that the Collateral Agent or any Holder may incur under the Securities Act or otherwise, insofar as such losses, liabilities, expenses or claims arise out of or are based upon any alleged untrue statement of a material fact contained in such registration statement (or any amendment thereto) or in any preliminary or final prospectus (or any amendment or supplement thereto), or arise out of or are based upon any alleged omission to state a material fact required to be stated therein or necessary to make the statements therein not misleading, except to the extent that any such losses, liabilities, expenses or claims arise solely out of or are based upon any such alleged untrue statement made or such alleged omission to state a material fact included or excluded on the written direction of the Collateral Agent. Each Pledgor will cause the Issuer to bear all costs and expenses of carrying out its obligations hereunder.

                           (c) In view of the fact that federal and state securities laws may impose certain restrictions on the method by which a sale of the Pledged Collateral may be effected after an Event of Default, each Pledgor agrees that upon the occurrence or existence of any Event of Default, the Collateral Agent may, from time to time, attempt to sell all or any part of the Pledged Collateral by means of a private placement, restricting the prospective purchasers to those who will represent and agree that they are purchasing for investment only and not for distribution. In so doing, the Collateral Agent may solicit offers to buy the Pledged Collateral, or any part of it, for cash, from a limited number of investors who might be interested in purchasing the Pledged Collateral. Each Pledgor acknowledges and agrees that any such private sale


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         may result in prices and terms less favorable than if such sale were a public sale and, notwithstanding such circumstances, agrees that any such private sale shall be deemed to have been made in a commercially reasonable manner. The Collateral Agent shall be under no obligation to delay a sale of any of the Pledged Collateral for the period of time necessary to permit the Issuer to register such securities for public sale under the Securities Act, or under applicable state securities laws, even if the Issuer agrees to do so.

                           (d) Each Pledgor further agrees to use its best efforts to do or cause to be done all such other acts as may be necessary to make such sale or sales of all or any portion of the Pledged Collateral pursuant to this Section 12 valid and binding and in compliance with any and all other applicable requirements of law. Each Pledgor further agrees that a breach of any of the covenants contained in this Section 12 will cause irreparable injury to the Collateral Agent and the Holders, that the Collateral Agent and the Holders have no adequate remedy at law in respect of such breach and, as a consequence, that each and every covenant contained in this Section 12 shall be specifically enforceable against such Pledgor, and such Pledgor hereby waives and agrees not to assert any defenses against an action for specific performance of such covenants except for a defense that no Default or Event of Default has occurred under the Indenture.

                           (e) The Collateral Agent shall not commence or otherwise take any action or proceeding pursuant to this Section 12 or to realize upon any or all of the Collateral unless and until the Trustee, on behalf of the Holders of at least 25% in aggregate principal amount of the then outstanding Notes, shall have notified the Collateral Agent in writing of the occurrence of an Event of Default with respect to the Notes (a "Default Notice") and shall have directed the Collateral Agent in writing to commence to enforce this Agreement and/or to realize upon any or all of the Collateral. Upon receipt by the Collateral Agent of any such notice and direction, the Collateral Agent shall (i) promptly send copies thereof to all Holders and (ii) seek to enforce this Agreement and to realize upon the Collateral. After any such notice and direction has been given, the holders of more than 50% of the sum of the then outstanding Obligations pursuant to the Indenture and the Notes (collectively, the "Majority Holders"), shall have the right to give written directions to the Collateral Agent as to the time, place and manner of the taking of such actions, and the Collateral Agent shall be required to seek to follow such directions; provided that, at the time of delivery of such notice, the Majority Holders shall provide the Collateral Agent with a written calculation establishing their status as the Majority Holders; provided, further, that the Collateral Agent, prior to acting on such notice, shall request, and may rely upon, a statement from the Trustee confirming the amounts outstanding under the Indenture; provided, further, that in the absence of such notice and direction, 45 days after receipt of the Default Notice, the Collateral Agent shall have the right to take such actions as it deems necessary, advisable or appropriate; provided, further, that each Holder of Notes agrees, by its acceptance of any Note or Notes, as the case may be, that if at any time of determination such Holder of Notes is a Majority Holder, such Holder of Notes shall exercise its rights pursuant to this sentence in good faith for the benefit of all of the Holders; and provided further that the Majority Holders may give written directions to the Collateral Agent to cease or materially curtail its efforts seeking to enforce this Agreement or to cease or materially curtail its efforts seeking to realize upon any or all of the Collateral. Upon the receipt by the Collateral Agent of any such direction to so cease, the Collateral Agent shall be required to seek to do so, subject to the rights of the Trustee on behalf of the Holders to give another written notice and direction of the type referred to above.

                  SECTION 13. Irrevocable Authorization and Instruction to the Issuer. Each Pledgor hereby authorizes and instructs the Issuer to comply with any instruction received by the Issuer from the Collateral Agent that (i) states that an Event of Default has occurred and (ii) is otherwise in accordance with the terms of this Agreement, without any other or further instructions from such Pledgor, and such Pledgor agrees that the Issuer shall be fully protected in so complying.

                  SECTION 14. Fees and Expenses. Each Pledgor will cause the Issuer, upon demand, to pay to the Collateral Agent the amount of any and all reasonable fees and expenses (including, without limitation, the reasonable fees and disbursements of its counsel, of any investment banking firm, accountants, business broker or other selling agent and of any other such experts and agents retained by the Collateral Agent, including the allocated costs of inside counsel) that the Collateral Agent may incur in connection with (i) the administration of this Agreement, (ii) the custody or preservation of, or the sale of, collection from, or other realization upon, any of the Pledged Collateral, (iii) the exercise or enforcement of any of the rights of the Collateral Agent and the Holders hereunder or (iv) the failure by any Pledgor to perform or observe any of the provisions hereof.

                  SECTION 15. Interest Absolute. All rights of the Collateral Agent and the Holders and the security interests created hereunder, and all obligations of the Pledgor hereunder, shall be absolute and unconditional irrespective of:

                  (a) any lack of validity or enforceability of the Indenture or any other agreement or instrument relating thereto;

                  (b) any change in the time, manner or place of payment of, or in any other term of, all or any of the Obligations, or any other amendment or waiver of or any consent to any departure from the Indenture;

                  (c) any exchange, surrender, release or non-perfection of any other collateral, or any release or amendment or waiver of or consent to departure from any guarantee, for all or any of the Obligations; or

                  (d) any other circumstance that might otherwise constitute a defense available to, or a discharge of, any Pledgor in respect of the Obligations or of this Agreement.

                  SECTION 16. Application of Proceeds. Upon the occurrence and during the continuance of an Event of Default with respect to which a Default Notice has been delivered to the Collateral Agent in accordance with Section 12(e) hereof, the proceeds of any sale of, or other realization upon, all or any part of the Pledged Collateral and any cash held by the Collateral Agent shall be applied by the Collateral Agent in the following order of priorities:

                  first, to payment of the expenses of such sale or other realization, including reasonable compensation to agents and counsel for the Collateral Agent, and all expenses, liabilities and advances incurred or made by the Collateral Agent in connection therewith, and any other unreimbursed fees and expenses for which the Collateral Agent is to be reimbursed pursuant to Section 14 hereof;

                  second, to the ratable payment (based on the principal amount of Notes deemed by the Indenture to be outstanding at the time of distribution) of accrued but unpaid interest on such outstanding Notes;

                  third, to the ratable payment (based on the principal amount of Notes deemed by the Indenture to be outstanding at the time of distribution) of unpaid principal of such outstanding Notes;

                  fourth, to the ratable payment (based on the principal amount of Notes deemed by the Indenture to be outstanding at the time of distribution) of all other Obligations, until all Obligations shall have been paid in full; and

                  finally, to payment to the Pledgors or their successors, heirs or assigns, or as a court of competent jurisdiction may direct, of any surplus then remaining from such proceeds.

                  SECTION 17. Uncertificated Securities. Notwithstanding anything to the contrary contained herein, if any Pledged Shares (whether now owned or hereafter acquired) are uncertificated Pledged Shares, the Pledgors shall promptly notify the Collateral Agent, and shall promptly take all actions required to perfect the security interest of the Collateral Agent under applicable law (including, in any event, under Sections 8-313 and 8-321 of the New York Uniform Commercial Code). Each Pledgor further agrees to take such actions as the Collateral Agent deems necessary or desirable to effect the foregoing and to permit the Collateral Agent to exercise any of its rights and remedies hereunder, and agrees to provide an Opinion of Counsel satisfactory to the Pledgee with respect to any such pledge of uncertificated Pledged Shares promptly upon request of the Collateral Agent.

                  SECTION 18.  Miscellaneous Provisions.

                  18.1 Notices. All notices, approvals, consents or other communications required or desired to be given hereunder shall be in the form and manner as set forth on Schedule II hereto.

                  18.2 Certificate and Opinion as to Conditions Precedent. Upon any request or application by any Pledgor to the Collateral Agent to release any Collateral, such Pledgor shall deliver to the Collateral Agent an Officer's Certificate and/or an Opinion of Counsel in accordance with the requirements of Sections 10.03, 10.04 and 10.05 of the Indenture.

                  18.3 No Adverse Interpretation of Other Agreements. This Agreement may not be used to interpret another pledge, security or debt agreement of any Pledgor, the Issuer or any subsidiary thereof. No such pledge, security or debt agreement may be used to interpret this Agreement.

                  18.4 Severability. The provisions of this Agreement are severable, and if any clause or provision shall be held invalid or unenforceable in whole or in part in any jurisdiction, then such invalidity or unenforceability shall affect in that jurisdiction only such clause or provision, or part thereof, and shall not in any manner affect such clause or provision in any other jurisdiction or any other clause or provision of this Agreement in any jurisdiction.

                  18.5 Limited Recourse Obligation. Notwithstanding anything herein to the contrary, this Agreement provides solely for the pledge of certain Pledged Collateral by the Pledgors as security for the Obligations, and under no circumstances shall the Pledgors have any liabilities, with respect to the Indenture, the Notes or this Agreement or any related agreements or transactions, monetary or otherwise, other than to the extent of the Pledged Collateral. In addition, no director, officer, employee, stockholder or affiliate, as such, of the Issuer shall have any liability for any obligations of any Pledgor under this Agreement or for any claim based on, in respect of or by reason of such obligations or their creation. Each Holder of Notes, by accepting a Note waives and releases all such liability. The waiver and release are part of the consideration for the issue of the Notes.

                  18.6 Headings. The headings of the Articles and Sections of this Agreement have been inserted for convenience of reference only, are not to be considered a part hereof and shall in no way modify or restrict any of the terms or provisions hereof.

                  18.7 Counterpart Originals. This Agreement may be signed in two or more counterparts. Each signed copy shall be an original, but all of them together represent one and the same agreement. Each counterpart may be executed and delivered by telecopy, if such delivery is promptly followed by the original manually signed copy sent by overnight courier.

                  18.8 Benefits of Agreement. Nothing in this Agreement, express or implied, shall give to any Person, other than the parties hereto and their successors hereunder, and the Holders, any benefit or any legal or equitable right, remedy or claim under this Agreement.

                  18.9 Amendments, Waivers and Consents. Any amendment or waiver of any provision of this Agreement and any consent to any departure by any Pledgor from any provision of this Agreement shall be effective only if made or given in compliance with all of the terms and provisions of the Indenture necessary for amendments or waivers of, or consents to any departure by any Pledgor from any provision of the Indenture and neither the Collateral Agent nor any Holder shall be deemed, by any act, delay, indulgence, omission or otherwise, to have waived any right or remedy hereunder or to have acquiesced in any Default or Event of Default or in any breach of any of the terms and conditions hereof. Failure of the Collateral Agent or any Holder to exercise, or delay in exercising, any right, power or privilege hereunder shall not operate as a waiver thereof. No single or partial exercise of any right, power or privilege hereunder shall preclude any other or further exercise thereof or the exercise of any other right, power or privilege. A waiver by the Collateral Agent or any Holder of any right or remedy hereunder on any one occasion shall not be construed as a bar to any right or remedy that the Collateral Agent or such Holder would otherwise have on any future occasion. The rights and remedies herein provided are cumulative, may be exercised singly or concurrently and are not exclusive of any rights or remedies provided by law.

                  18.10 Interpretation of Agreement. Time is of the essence in each provision of this Agreement of which time is an element. All terms not defined herein or in the Indenture shall have the meaning set forth in the applicable UCC, except where the context otherwise requires. To the extent a term or provision of this Agreement conflicts with the Indenture and is not dealt with herein with more specificity, the Indenture shall control with respect to the subject matter of such term or provision. Acceptance of or acquiescence in a course of performance rendered under this Agreement shall not be relevant to determine the meaning of this Agreement even though the accepting or acquiescing party had knowledge of the nature of the performance and opportunity for objection.

                  18.11 Continuing Security Interest; Transfer of Notes. This Agreement shall create a continuing security interest in the Pledged Collateral and shall (i) remain in full force and effect until the payment in full of all the Obligations and all the fees and expenses owing to the Collateral Agent,
(ii) be binding upon each Pledgor, their successors, heirs and assigns, and
(iii) inure, together with the rights and remedies of the Collateral Agent hereunder, to the benefit of the Collateral Agent, the Holders and their respective successors, transferees and assigns.

                  18.12 Reinstatement. This Agreement shall continue to be effective or be reinstated if at any time any amount received by the Collateral Agent or any Holder in respect of the Obligations is rescinded or must otherwise be restored or returned by the Collateral Agent or any Holder upon the insolvency, bankruptcy, dissolution, liquidation or reorganization of the Issuer or upon the appointment of any receiver, intervenor, conservator, trustee or similar official for the Issuer or any substantial part of its assets, or otherwise, all as though such payments had not been made.

                  18.13 Survival of Provisions. All representations, warranties and covenants of each Pledgor and the Issuer, as the case may be, contained herein shall survive the execution and delivery of this Agreement (including the Issuer's obligations under Section 14 hereof), and shall terminate only upon the full and final payment and performance by the Issuer of the Obligations.

                  18.14 Waivers. Each Pledgor waives presentment and demand for payment of any of the Obligations, protest and notice of dishonor or default with respect to any of the Obligations, and all other notices to which such Pledgor might otherwise be entitled, except as otherwise expressly provided herein or in the Indenture.

                  18.15  Authority of the Collateral Agent.

                  (a) The Collateral Agent shall have and be entitled to exercise all powers hereunder that are specifically granted to the Collateral Agent by the terms hereof, together with such powers as are reasonably incident thereto. The Collateral Agent may perform any of its duties hereunder or in connection with the Pledged Collateral by or through agents or employees and shall be entitled to retain counsel and to act in reliance upon the advice of counsel concerning all such matters. Neither the Collateral Agent nor any director, officer, employee, attorney or agent of the Collateral Agent shall be responsible for the validity, effectiveness or sufficiency hereof or of any document or security furnished pursuant hereto. The Collateral Agent and its directors, officers, employees, attorneys and agents shall be entitled to rely on any communication, instrument or document believed by it or them to be genuine and correct and to have been signed or sent by the proper person or persons. The Pledgors agree to cause the Issuer to indemnify and hold harmless the Collateral Agent, each Holder and any other Person from and against any and all costs, expenses (including the reasonable fees and disbursements of counsel, accountants, experts or such other professionals as the Collateral Agent deems necessary, advisable or appropriate (including the allocated costs of inside counsel)), claims and liabilities incurred by the Collateral Agent, each Holder or such Person hereunder, unless such claim or liability shall be due to willful misconduct or gross negligence on the part of the Collateral Agent, such Holder or such Person. To the maximum extent permitted by applicable law, each Pledgor waives all claims, damages, and demands against the Collateral Agent arising out of the repossession, retention, or sale of the Collateral pursuant to the written instruction of the Trustee, except such which may arise out of the gross negligence or willful misconduct of the Collateral Agent. Until the Collateral Agent is able to effect a sale, lease, or other disposition of the Collateral, the Collateral Agent shall have the right to use or operate the Collateral, or any part thereof, to the extent that it deems appropriate for the purpose of preserving the Collateral or its value or for any other purpose deemed appropriate by the Collateral Agent. The Collateral Agent shall have no obligation to maintain or preserve the rights of the Pledgors as against third parties with respect to the Collateral while the Collateral is in the possession of the Collateral Agent. The Collateral Agent shall use reasonable care with respect to the Collateral in its possession or under its control. The Collateral Agent shall not have any other duty as to the Collateral in its possession or control or in the possession or control of any agent or nominee of the Collateral Agent, or any income thereon or as to the preservation of rights against prior parties or any other rights pertaining thereto. Upon request of the Pledgors, the Collateral Agent shall account for any monies received by the Collateral Agent in respect of any foreclosure on or disposition of the Collateral.

                  (b) Each Pledgor acknowledges that the rights and responsibilities of the Collateral Agent under this Agreement with respect to any action taken by the Collateral Agent or the exercise or non-exercise by the Collateral Agent of any option, right, request, judgment or other right or remedy provided for herein or resulting or arising out of this Agreement shall, as among the Collateral Agent and the Holders of Notes, be governed by this Agreement and by such other agreements with respect thereto as may exist from time to time among them, but, as between the Collateral Agent and the Pledgors, the Collateral Agent shall be conclusively presumed to be acting as agent for the Holders with full and valid authority so to act or refrain from acting, and the Pledgors shall not be obligated or entitled to make any inquiry respecting such authority.

                  18.16 Resignation or Removal of the Collateral Agent. Until such time as the Obligations shall have been paid in full, the Collateral Agent may at any time, by giving written notice to the Pledgors and the Trustee, resign and be discharged of the responsibilities hereby created, such resignation to become effective upon (i) the appointment of a successor Collateral Agent and (ii) the acceptance of such appointment by such successor Collateral Agent. As promptly as practicable after the giving of any such notice, the Majority Holders shall appoint a successor Collateral Agent, which successor Collateral Agent shall be reasonably acceptable to the Pledgors. If no successor Collateral Agent shall be appointed and shall have accepted such appointment within 60 days after the Collateral Agent gives the aforesaid notice of resignation, the Collateral Agent may apply to any court of competent jurisdiction to appoint a successor Collateral Agent to act until such time, if any, as a successor shall have been appointed as provided in this Section 18.16. Any successor so appointed by such court shall immediately and without further act be superseded by any successor Collateral Agent appointed by the Majority Holders as provided in this Section 18.16. Simultaneously with its replacement as Collateral Agent hereunder, the Collateral Agent so replaced shall deliver to its successor all documents, instruments, certificates and other items of whatever kind (including, without limitation, the certificates and instruments evidencing the Pledged Collateral and all instruments of transfer or assignment) held by it pursuant to the terms hereof. The Collateral Agent that has resigned shall be entitled to fees, costs and expenses to the extent incurred or arising, or relating to events occurring, before its resignation or removal.

                  18.17  Termination of Agreement.

                  Subject to the provisions of Section 18.12 hereof, this Agreement shall terminate upon full and final payment and performance of the Obligations (and upon receipt by the Collateral Agent of the Pledgors' written certification that all such Obligations have been satisfied) and payment in full of all fees and expenses owing by the Issuer to the Collateral Agent. At such time, the Collateral Agent shall, at the request of the Pledgors, reassign and redeliver to the Pledgors all of the Pledged Collateral hereunder that has not been sold, disposed of, retained or applied by the Collateral Agent in accordance with the terms hereof. Such reassignment and redelivery shall be without warranty by or recourse to the Collateral Agent, except as to the absence of any prior assignments by the Collateral Agent of its interest in the Pledged Collateral, and shall be at the expense of the Pledgors.

                  18.18 Final Expression. This Agreement, together with any other agreement executed in connection herewith, is intended by the parties as a final expression of their Agreement and is intended as a complete and exclusive statement of the terms and conditions thereof.

                  18.19 GOVERNING LAW; SUBMISSION TO JURISDICTION; WAIVER OF JURY TRIAL; WAIVER OF DAMAGES.

                  (i) THIS AGREEMENT SHALL BE GOVERNED BY AND INTERPRETED UNDER THE LAWS OF THE STATE OF NEW YORK, AND ANY DISPUTE ARISING OUT OF, CONNECTED WITH, RELATED TO, OR INCIDENTAL TO THE RELATIONSHIP ESTABLISHED BETWEEN THE PLEDGORS, THE COLLATERAL AGENT, AND THE HOLDERS IN CONNECTION WITH THIS AGREEMENT, AND WHETHER ARISING IN CONTRACT, TORT, EQUITY OR OTHERWISE, SHALL BE RESOLVED IN ACCORDANCE WITH THE INTERNAL LAWS (AS OPPOSED TO THE CONFLICTS OF LAWS PROVISIONS) AND DECISIONS OF THE STATE OF NEW YORK.

                  (ii) EXCEPT AS PROVIDED IN THE NEXT PARAGRAPH AND IN PARAGRAPH
(vi) BELOW, THE PLEDGORS, THE COLLATERAL AGENT AND THE HOLDERS AGREE THAT ALL DISPUTES BETWEEN OR AMONG THEM ARISING OUT OF, CONNECTED WITH, RELATED TO, OR INCIDENTAL TO THE RELATIONSHIP ESTABLISHED BETWEEN THEM IN CONNECTION WITH THIS AGREEMENT, AND WHETHER ARISING IN CONTRACT, TORT, EQUITY, OR OTHERWISE, SHALL BE RESOLVED ONLY BY STATE OR FEDERAL COURTS LOCATED IN NEW YORK, NEW YORK, BUT THE PLEDGORS, THE COLLATERAL AGENT AND THE HOLDERS ACKNOWLEDGE THAT ANY APPEALS FROM THOSE COURTS MAY HAVE TO BE HEARD BY A COURT LOCATED OUTSIDE OF NEW YORK, NEW YORK. EACH PLEDGOR WAIVES IN ALL DISPUTES ANY OBJECTION THAT IT MAY HAVE TO THE LOCATION OF THE COURT CONSIDERING THE DISPUTE INCLUDING, WITHOUT LIMITATION, ANY OBJECTION TO THE LAYING OF VENUE OR BASED ON THE GROUNDS OF FORUM NON CONVENIENS.

                  (iii) EACH PLEDGOR AGREES THAT THE COLLATERAL AGENT SHALL, IN ITS OWN NAME OR IN THE NAME AND ON BEHALF OF ANY HOLDER, HAVE THE RIGHT, TO THE EXTENT PERMITTED BY APPLICABLE LAW, TO PROCEED AGAINST SUCH PLEDGOR OR SUCH PLEDGOR'S PROPERTY IN A COURT IN ANY LOCATION REASONABLY SELECTED IN GOOD FAITH TO ENABLE THE COLLATERAL AGENT TO REALIZE ON SUCH PROPERTY, OR TO ENFORCE A JUDGMENT OR OTHER COURT ORDER ENTERED IN FAVOR OF THE COLLATERAL AGENT. EACH PLEDGOR AGREES THAT IT WILL NOT ASSERT ANY PERMISSIVE COUNTERCLAIMS IN ANY PROCEEDING BROUGHT BY THE COLLATERAL AGENT TO REALIZE ON SUCH PROPERTY, OR TO ENFORCE A JUDGMENT OR OTHER COURT ORDER IN FAVOR OF THE COLLATERAL AGENT. EACH PLEDGOR WAIVES ANY OBJECTION THAT IT MAY HAVE TO THE LOCATION OF THE COURT IN WHICH THE COLLATERAL AGENT HAS COMMENCED A PROCEEDING DESCRIBED IN THIS PARAGRAPH INCLUDING, WITHOUT LIMITATION, ANY OBJECTION TO THE LAYING OF VENUE OR BASED ON THE GROUNDS OF FORUM NON CONVENIENS.

                  (iv) EACH PLEDGOR, THE COLLATERAL AGENT AND THE HOLDERS WAIVE ANY RIGHT TO HAVE A JURY PARTICIPATE IN RESOLVING ANY DISPUTE, WHETHER SOUNDING IN CONTRACT, TORT, OR OTHERWISE ARISING OUT OF, CONNECTED WITH, RELATED TO OR INCIDENTAL TO THE RELATIONSHIP ESTABLISHED BETWEEN THEM IN CONNECTION WITH THIS

AGREEMENT.  INSTEAD, ANY DISPUTES RESOLVED IN COURT WILL BE
RESOLVED IN A BENCH TRIAL WITHOUT A JURY.

                  (v) EACH PLEDGOR HEREBY IRREVOCABLY DESIGNATES THE REGISTERED AGENT OF THE PLEDGOR AS THE DESIGNEE, APPOINTEE AND AGENT OF THE PLEDGOR TO RECEIVE, FOR AND ON BEHALF OF SUCH PLEDGOR, SERVICE OF PROCESS IN ANY LEGAL ACTION OR PROCEEDING WITH RESPECT TO THIS AGREEMENT. IT IS UNDERSTOOD THAT NOTICE AND A COPY OF SUCH PROCESS SERVED ON SUCH AGENT, WILL BE FORWARDED PROMPTLY TO SUCH PLEDGOR, BUT THE FAILURE OF EACH PLEDGOR TO RECEIVE SUCH NOTICE AND COPY SHALL NOT AFFECT IN ANY WAY THE SERVICE OF SUCH PROCESS. EACH PLEDGOR FURTHER IRREVOCABLY CONSENTS TO THE SERVICE OF PROCESS OF ANY OF THE AFOREMENTIONED COURTS IN ANY SUCH ACTION OR PROCEEDING BY THE MAILING OF COPIES THEREOF BY REGISTERED OR CERTIFIED MAIL, POSTAGE PREPAID, TO SUCH PLEDGOR AT ITS ADDRESS SET FORTH ON SCHEDULE II HERETO, SUCH SERVICE TO BECOME EFFECTIVE FIVE
(5) BUSINESS DAYS AFTER SUCH MAILING.

                  (vi) NOTHING HEREIN SHALL AFFECT THE RIGHT OF THE COLLATERAL AGENT OR ANY SECURED CREDITOR TO SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY LAW OR TO COMMENCE LEGAL PROCEEDINGS OR OTHERWISE PROCEED AGAINST THE PLEDGORS IN ANY OTHER JURISDICTION.

                  (vii) EACH PLEDGOR HEREBY AGREES THAT NEITHER THE COLLATERAL AGENT NOR ANY HOLDER SHALL HAVE ANY LIABILITY TO SUCH PLEDGOR (WHETHER SOUNDING IN TORT, CONTRACT OR OTHERWISE) FOR LOSSES SUFFERED BY SUCH PLEDGOR IN CONNECTION WITH, ARISING OUT OF, OR IN ANY WAY RELATED TO, THE TRANSACTIONS CONTEMPLATED AND THE RELATIONSHIP ESTABLISHED BY THIS AGREEMENT, OR ANY ACT, OMISSION OR EVENT OCCURRING IN CONNECTION THEREWITH, UNLESS IT IS DETERMINED BY A FINAL AND NONAPPEALABLE JUDGMENT OF A COURT THAT IS BINDING ON THE COLLATERAL AGENT OR SUCH SECURED CREDITOR, AS THE CASE MAY BE, THAT SUCH LOSSES WERE THE RESULT OF ACTS OR OMISSIONS ON THE PART OF THE COLLATERAL AGENT OR SUCH SECURED CREDITOR, AS THE CASE MAY BE, CONSTITUTING GROSS NEGLIGENCE OR WILLFUL MISCONDUCT.

                  (viii) EACH PLEDGOR WAIVES ALL RIGHTS OF NOTICE AND HEARING OF ANY KIND PRIOR TO THE EXERCISE BY THE COLLATERAL AGENT OR ANY HOLDER OF ITS RIGHTS DURING THE CONTINUANCE OF A DEFAULT OR AN EVENT OF DEFAULT TO REPOSSESS THE COLLATERAL WITH JUDICIAL PROCESS OR TO REPLEVY, ATTACH OR LEVY UPON THE COLLATERAL OR OTHER SECURITY FOR THE OBLIGATIONS. EACH PLEDGOR WAIVES THE POSTING OF ANY BOND OTHERWISE REQUIRED OF THE COLLATERAL AGENT OR ANY SECURED CREDITOR IN CONNECTION WITH ANY JUDICIAL PROCESS OR PROCEEDING TO OBTAIN POSSESSION OF, REPLEVY, ATTACH OR LEVY UPON COLLATERAL OR OTHER SECURITY FOR THE OBLIGATIONS, TO ENFORCE ANY

JUDGMENT OR OTHER COURT ORDER ENTERED IN FAVOR OF THE COLLATERAL AGENT OR ANY SECURED CREDITOR, OR TO ENFORCE BY SPECIFIC PERFORMANCE, TEMPORARY RESTRAINING ORDER OR PRELIMINARY OR PERMANENT INJUNCTION THIS AGREEMENT OR ANY OTHER AGREEMENT OR DOCUMENT AMONG THE PLEDGORS, THE COLLATERAL AGENT AND THE HOLDERS.


         Section 18.20  Acknowledgments.  Each Pledgor hereby acknowledges that:

                (a) it has been advised by counsel in the negotiation, execution and delivery of this Agreement;

                (b) neither the Collateral Agent nor any Holder has any fiduciary relationship to the Pledgors, and the relationship between the Collateral Agent and the Holders, on the one hand, and the Pledgors, on the other hand, is solely that of a secured party and a creditor; and

                (c) no joint venture exists among the Holders or among the Pledgors and the Holders.

           IN WITNESS WHEREOF, the Pledgors and the Collateral Agent have each caused this Agreement to be duly executed and delivered as of the date first above written.


                                        JONATHAN MILLER



                                        By: /s/ Jonathan Miller
                                           ----------------------------------
                                           Name:
                                           Title:



                                        MATTHEW MILLER



                                        By:
                                           ----------------------------------
                                           Name:
                                           Title:



                                        JONATHAN MILLER FAMILY LIMITED
                                        PARTNERSHIP



                                        By: /s/ Jonathan Miller
                                           ----------------------------------
                                           Name:
                                           Title:



                                        MATTHEW MILLER FAMILY LIMITED
                                        PARTNERSHIP



                                        By:
                                           ----------------------------------
                                           Name:
                                           Title:

           IN WITNESS WHEREOF, the Pledgors and the Collateral Agent have each caused this Agreement to be duly executed and delivered as of the date first above written.


                                        JONATHAN MILLER




                                        --------------------------------(SEAL)




                                        MATTHEW MILLER



                                        /s/ Matthew Miller
                                        ---------------------------------(SEAL)




                                        JONATHAN MILLER FAMILY LIMITED
                                        PARTNERSHIP
                                        By:  Jonathan Miller, Inc.
                                             Managing General Partner


                                             By:
                                                ------------------------------
                                                Name:  Jonathan Miller
                                                Title: President




                                        MATTHEW MILLER FAMILY LIMITED
                                        PARTNERSHIP



                                        By: /s/ Matthew Miller
                                            ---------------------------------
                                            Name:  Matthew Miller
                                            Title: Managing General Partner




                                        MATTHEW MILLER 1984 CHILDREN'S TRUST



                                        By: /s/ Matthew Miller
                                            ---------------------------------
                                            Name:  Matthew Miller
                                            Title: Trustee

                                        MATTHEW MILLER 1984 CHILDREN'S
                                        TRUST



                                        By:
                                           ----------------------------------
                                           Name:
                                           Title:


                                       MARINE MIDLAND BANK, as Collateral Agent:



                                        By:  /s/  Peter S. Wolfrath
                                           ----------------------------------
                                           Name:  Peter S. Wolfrath
                                           Title: Assistant Vice President



Accepted and acknowledged as of
the date first above written:

MARINE MIDLAND BANK
as Trustee under the Indenture



By: /s/   Peter S. Wolfrath
   ----------------------------------
   Name:  Peter S. Wolfrath
   Title: Assistant Vice President

                                   SCHEDULE I

                                 PLEDGED SHARES:




Certificate                                   Owner                     Number of   % of Outstanding   Issue Date
No.                                           -----                      Shares     ----------------   ----------
---                                                                      ------
A1                   Jonathan Miller                                     2,053           0.313%        12/29/92
A2                   Matthew Miller                                      2,053           0.313%        12/29/92
A13                  Matthew Miller, Trustee, Matthew Miller 1984        207.5           0.032%        11/18/93
                      Children's Trust
A15                  Jonathan Miller Family Limited Partnership         383.75           0.058%        11/18/93
A16                  Jonathan Miller Family Limited Partnership         383.75           0.058%        11/18/93
A17                  Jonathan Miller Family Limited Partnership            111           0.017%        11/18/93
A18                  Jonathan Miller Family Limited Partnership            111           0.017%        11/18/93
A19                  Jonathan Miller Family Limited Partnership          207.5           0.032%        11/18/93
A20                  Matthew Miller Family Limited Partnership          383.75           0.058%        11/30/93
A21                  Matthew Miller Family Limited Partnership          383.75           0.058%        11/30/93
A22                  Matthew Miller Family Limited Partnership              74           0.011%        11/30/93
A23                  Matthew Miller Family Limited Partnership              74           0.011%        11/30/93
A24                  Matthew Miller Family Limited Partnership              74           0.011%        11/30/93
---------------------------------------------------------------------------------------------------------------
                                                                                                       --------
B13                  Matthew Miller, Trustee, Matthew Miller 1984       20,750           3.161%        12/29/92
                      Children's Trust
B30                  Jonathan Miller Family Limited Partnership          3,263           0.497%        11/18/93
B31                  Jonathan Miller Family Limited Partnership        197,031          30.012%        11/18/93
B32                  Jonathan Miller Family Limited Partnership         38,375           5.845%        11/18/93
B33                  Jonathan Miller Family Limited Partnership         38,375           5.845%        11/18/93
B34                  Jonathan Miller Family Limited Partnership         13,603           2.072%        11/18/93
B35                  Jonathan Miller Family Limited Partnership         13,603           2.072%        11/18/93
B36                  Jonathan Miller Family Limited Partnership         20,750           3.151%        11/18/93
B37                  Matthew Miller Family Limited Partnership          38,375           5.845%        11/30/93
B38                  Matthew Miller Family Limited Partnership         197,869          30.140%        11/30/93
B39                  Matthew Miller Family Limited Partnership          38,375           5.845%        11/30/93
B40                  Matthew Miller Family Limited Partnership           7,718           1.176%        11/30/93
B41                  Matthew Miller Family Limited Partnership           7,718           1.176%        11/30/93
B42                  Matthew Miller Family Limited Partnership          14,195           2.162%        11/30/93


                                   SCHEDULE II


Jonathan Miller
28 Woodhill Road
Tenafly, NJ  07670

Matthew Miller
63 Brampton Grove
London NW4 4AH
England

Matthew Miller, Trustee
Matthew Miller 1984 Children's Trust
63 Brampton Grove
London NW4 4AH
England

Jonathan Miller Family Limited Partnership
Jonathan Miller, Inc., General Partner
Jonathan Miller, President
28 Woodhill Road
Tenafly, NJ  07670

Matthew Miller Family Limited Partnership
Matthew Miller, General Partner
63 Brampton Grove
London NW4 4AH
England


Collateral Agent

Marine Midland Bank
Corporate Trust Services
140 Broadway
New York, New York  10005-1180